UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2007

Tagalder Global Investment, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-50141	98-0436982
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

c/o First Asia Finance Group Limited
Room 3505-06, 35th Floor
Edinburgh Tower, The Landmark
15 Queen’s Road Central, Hong Kong
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code 852-2736-2111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:

This Form 8-K/A amends and supplants Item 5.02 of the Current Report on Form 8-K filed on August 3, 2007 by Tagalder Global Investment, Inc. (the “Company” or “Tagalder”) a Delaware corporation.  On August 3, 2007, the Company filed an 8-K announcing the appointment of six directors to the Company’s Board of Directors (the “Board”) on April 15, 2007.  The Company has elected to amend the date that the Directors were appointed to the Board from April 15, 2007 to June 18, 2007.  The purpose of this Form 8-K/A is to announce the amendment to the date on which the Directors were appointed.

ITEM 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On June 18, 2007, Tagalder appointed six new directors to fill vacancies created by an expansion of the Company’s Board of Directors.  The Bylaws of the Company provide that the number of directors of the Company shall be fixed from time to time by the Board of Directors, within a range of no less than one, or more than nine.  The Board, believing it to be advisable and in the best interests of the Company, increased the size of the Board of Directors from one to seven individuals.  As a result of the expansion of the Board, vacancies were created on the Board, and were subsequently filled with the appointment of the following individuals to the Board:

Hugh McClung;

Richard Hsiung;

Richard Racioppi;

Gregg Berger;

Randy Larsen; and

Kenneth Holmes.

There were no arrangements or understandings between the new directors and any other persons pursuant to which the director was selected.

There were no transactions during the last two years, or proposed transactions, to which the Company was or is to be a party, in which the new directors had or is to have a direct or indirect material interest.

The Company does not currently have standing audit, nominating or compensation committees of the Board of Directors or any other committees performing similar functions. All such applicable functions are currently being performed by the Board of Directors as a whole.

Biographical Information

The following sets forth the biographical information regarding the newly appointed directors:

Hugh McClung. Hugh McClung has been the Chief Executive Officer (“CEO”) and a Director of Tagalder since June 2007.  Mr. McClung’s responsibilities are focused on the general management of the Company. Mr. McClung is a senior business executive with over 25 years of experience in venture management, startup management, acquisitions and strategic alliances.  Prior to beginning his position as the CEO and a director for Tagalder, from 2002 to 2007, Mr. McClung served as Vice Chairman of the Verlarde Group Inc located in the Philippines. As Vice Chairman of the Velarde Group, Mr. McClung was responsible for strategic planning and financing. From 2000 to 2002, Mr. McClung served as Chairman and CEO of China Broadband Network, a broadband service provider located in China.  From 1991 to 2000, He was founder and Vice Chairman of International Wireless Communication which was involved in the acquisition and investment in wireless properties in emerging countries.

Richard Hsiung.  Richard Hsiung is the Vice Chairman of the Board of the Company. Mr. Hsiung’s responsibilities include advising on Greater China business development through his contacts within advertising and media areas.  Prior to his involvement with the Company, Mr. Hsiung was a co-founder of WellsLife, Ltd., an integrated biotech product development and marketing company. Prior to that, he was an advisor for Red Moon Capitals, an advisory and consultancy firm. From 1989 to 2002, Mr. Hsiung served with Dentsu, Young & Rubicam (“DYR”), as Chairman for Greater China and as a member of its board of directors; DYR was the first multinational advertising agency in China, with offices in Taipei in 1988, Shanghai in 1989, and Ouangzhou in 1990.  Mr. Hsiung was also a Vice President, Creative Director, and a member of the Executive Committee for Young & Rubicam, New York, Special Markets Division, CYB Group.

Richard Racioppi. Richard Racioppi has been a director of the Company since June 2007.  Mr. Racioppi’s responsibilities include development of broker dealer networks in the United States.  Prior to his involvement with the Company, Mr. Racioppi worked as a consultant for Cyber Dynamics Asia Pacific from 2004 to 2006.

Gregg Berger.  Gregg Berger has been a director of the Company since June 2007.  Mr. Berger’s responsibilities include planning of the financial strategy of the Company.  In addition to serving on the Board of Directors of Tagalder, Mr. Berger currently works as a member of the Senior Management at Capital Growth Financial Inc. Mr. Berger has worked at Capital Growth Financial Inc. since 2006.  As a Senior Vice President at Capital Growth Financial, he contributes to the firm’s institutional banking business as well as their retail brokerage.

Randy Larsen.  Randy Larsen has been a director of the Company since June 2007.  Mr. Larsen’s responsibilities include Creative and Marketing Development.  In addition to serving on the Board of Directors of Tagalder, Mr. Larsen currently works as the Head of Creative at the Hong Kong Trade and Development Council, located in Hong Kong; he has worked at the Hong Kong Trade and Development Council since October 1, 2006.  As Head of Creative, Mr. Larsen is responsible for World Wide Creative Development.  Prior to becoming involved with the Hong Kong Trade and Development Council, from March 1, of 2004 until October 1, 2006, Mr. Larsen worked as a Creative Director for PICO, a Brand Development and PR corporate live event marketing company, located in Tai PO Market NT, Hong Kong.  Prior to becoming involved with the PICO, Mr. Larsen worked for Dentsu, Young & Rubicam (“DYR”) Asia as VP Executive Creative Director from March 1, 1990 until March 15, 2000. Prior to joining DYR, Mr. Larsen worked at Henery J. Kaufman/McCann as Creative Director from 1987 until March

1990, where he was the head of all creative projects for the company.

Kenneth J. Holmes.  Mr. Holmes has been a director of the Company since June 2007. Mr. Holmes responsibilities include advising the Company on all matters relating to technological development. Mr. Holmes has over twenty years of experience in Senior Management positions in new product introductions, startup technologies, and overall growth strategies in telecommunications, consumer products, the wireless industry, home computers, and the Internet. Prior to joining Tagalder, Mr. Holmes served as the president of both Look Ski and Cycling Inc., and of CarTel Cellular, the second largest chain of wireless stores in the United States. Prior to those positions, Mr. Holmes served as the vice president of Cox Communications/SPRINT PCS, “FTC Telehome (an international internet firm), Telehub Network Systems, Inc., Cobra Electronics, Inc. and Rabbit Systems Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAGALDER GLOBAL INVESTMENT, INC.

By: /s/ Chun Ka Tsun,

Chief Financial Officer

Date: August 27, 2007